FIRST AMENDMENT TO LETTER OF INTENT
                                     BETWEEN
                      IMPROVENET, INC. AND ETECHLOGIX, INC.


     THIS FIRST AMENDMENT TO LETTER OF INTENT (the "Amendment") is dated as of JUNE 17, 2002 and is entered into by and between ImproveNet, Inc. ("IMPV") and eTechLogix, Inc. ("ETECH") with reference to the following facts:

     A. IMPV and ETECH entered into a Letter of Intent dated June 10, 2002 (the "Letter of Intent"); and

     B. IMPV and ETECH desire to amend the Letter of Intent in the manner set forth herein.

     NOW, THEREFORE, IN CONSIDERATION OF the foregoing facts and the mutual agreements set forth below, IMPV and ETECH hereby agree as follows:

     1. Amendment to Letter of Intent.

     (a) The last sentence of paragraph 1 of the Letter of Intent is hereby amended in its entirety to read as follows from and after the date hereof:

     "If a mutually satisfactory Definitive Agreement is not executed on or before June 21, 2002, each party shall have the right to either terminate this LOI or continue to negotiate the Definitive Agreement."

     (b) The last sentence of paragraph 3 of the Letter of Intent is hereby amended in its entirety to read as follows:

     "On or before June 21, 2002, either party may terminate this LOI if, in its sole discretion, it deems the result of such review to be unsatisfactory."

     2. Confirmation of Letter of Intent. Except as expressly provided in this Amendment, the Letter of Intent shall remain in full force and effect and is hereby ratified and confirmed.

     3. General. This Amendment (i) shall be binding upon the parties hereto and their respective successors, agents, representatives, assigns, officers, directors and employees; (ii) may not be amended or modified except in writing;
(iii) represents the entire understanding of the parties with respect to the subject matter hereof; and (iv) may be executed in separate counterparts, each of which shall be deemed an original but all such counterparts shall together constitute one and the same instrument. In the event of any conflict between the Letter of Intent and this Amendment, the provisions of this Amendment shall govern.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

IMPROVENET, INC.


By: /s/ Brian Evans
    --------------------------
        Brian Evans
        Secretary


ETECHLOGIX, INC.


By:  /s/ Jeffrey Rassas
    -------------------------
        Jeffrey Rassas
        Chief Executive Officer